UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2017

__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 N. Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
Former name or former address, if changed since last report
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Fourth Amended and Restated Trinity Industries 2004 Stock Option and Incentive Plan
On May 1, 2017, Trinity Industries, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved, among other things, the Fourth Amended and Restated Trinity Industries 2004 Stock Option and Incentive Plan (the “Amended Plan”). Upon recommendation of its Human Resources Committee (the “HR Committee”), the Company’s Board of Directors previously approved the Amended Plan, subject to the approval of the Company’s stockholders.
The Amended Plan amended and restated the Third Amended and Restated Trinity Industries, Inc. 2004 Stock Option and Incentive Plan (the “Prior Plan”) in its entirety and incorporates the following changes, among others, as compared to the Prior Plan:
•the Amended Plan increases the number of shares of common stock authorized under the Prior Plan by 2,700,000 shares of common stock for a maximum total of 20,150,000 authorized shares;
•the Amended Plan prohibits the payment of dividends and dividend equivalents with respect to any unvested awards;
•the Amended Plan removes the automatic acceleration of vesting and/or settlement of awards upon the occurrence of a Change in Control (as defined in the Amended Plan), and provides the discretion to the HR Committee as to the treatment of outstanding awards upon the occurrence of a Change in Control;
•the Amended Plan increases the maximum number of shares that may be issued to non-employee directors from 900,000 to 1,200,000;
•the Amended Plan imposes minimum vesting provisions for all new awards, unless such awards are granted with Exempt Shares (as defined in the Amended Plan);
•the Amended Plan decreases the percentage of authorized shares that may be classified as Exempt Shares from 12% of the total authorized shares to 5% of the total authorized shares; and
•the Amended Plan removes certain share recycling provisions with respect to stock option awards and stock-settled stock appreciation right awards.
The foregoing description of the Amended Plan does not purport to be complete and is qualified in its entirety by reference to the Amended Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Form of Plan Award Agreements
On May 1, 2017, in connection with the stockholder approval of the Amended Plan, the HR Committee approved (i) a form of Restricted Stock Unit Agreement under the Amended Plan (the “RSU Agreement”) and (ii) a form of Performance-Based Restricted Stock Unit Grant Agreement under the Amended Plan (the “Performance RSU Agreement”).
RSU Agreement. Pursuant to the RSU Agreement, each participant is eligible to vest in and receive a number of shares of the Company’s common stock equal to the number of restricted stock units (“RSUs”) granted. Under the RSU Agreement, RSUs will be subject to time-based vesting criteria to be determined by the HR Committee, provided that RSUs will only vest if the participant is employed by the Company on the date of such vesting. In addition, RSUs will become 100% vested upon the earliest to occur of the following events, provided that the participant is employed by the Company on the date of such event:
•death of the participant;
•termination of the participant’s employment for Disability (as defined in the Amended Plan); or
•the consent of the HR Committee, in its sole discretion, to vest the remaining unvested RSUs, at any time after three years from the date of grant.
If the participant’s employment is terminated for any reason other than death or Disability, any unvested RSUs as of the date of such termination shall be forfeited.
The vested RSUs will convert into shares of the Company’s common stock on or within 60-days of the date such RSUs become vested.
The foregoing description of the RSU Agreement does not purport to be complete and is qualified in its entirety by reference to the RSU Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.
Performance RSU Agreement. Pursuant to the Performance RSU Agreement, each participant is eligible to vest in and receive a number of shares of the Company’s common stock ranging from 0% to a percentage (determined at the time of grant) of the target number of performance-based restricted stock units (the “Performance RSUs”) granted based on the achievement of the performance goals established for a pre-established performance period (the “Performance Period”). Each vested Performance RSU converts into one share of the Company’s common stock. Except as described below, the Performance RSUs will vest on a pre-established date in the year following the end of the Performance Period (the “Performance RSU Vesting Date”), with such vesting subject to the certification by the HR Committee of the achievement of the performance goals.
In the event a participant’s employment is terminated by reason of death or Disability, a number of Performance RSUs will vest on the date of such termination of employment (the “Death/Disability Vesting Date”), based on the target number of Performance RSUs granted multiplied by a fraction, the numerator of which is the number of days from the date of grant to the date of termination of employment by reason of death or Disability, as applicable, and the denominator of which is the number of days in the Performance Period. In the event that a participant’s employment is terminated without Cause (as defined in the Performance RSU Agreement) or for Retirement (as defined in the Amended Plan) prior to the Performance RSU Vesting Date, the applicable Performance RSU award will vest on the Performance RSU Vesting Date based on the actual achievement of the performance goals, with the number of Performance RSUs that vest being equal to the number of Performance RSUs that would vest based on the actual achievement of the performance goals multiplied by a fraction, the numerator of which is the number of days from the date of grant to the date of termination without Cause or Retirement, as applicable, and the denominator of which is the number of days in the Performance Period. In the event of a Change in Control, the level of performance goals will be assumed to have been met at the target level, and the participant will become vested in the Performance RSUs on the date of such Change in Control (the “CIC Vesting Date”), in an amount equal to the number of Performance RSUs that would vest at the target level.
The vested Performance RSUs will convert into shares of the Company’s common stock on or within 60-days of the Death/Disability Vesting Date, CIC Vesting Date, or the Performance RSU Vesting Date, as applicable.
The foregoing description of the Performance RSU Agreement does not purport to be complete and is qualified in its entirety by reference to the Performance RSU Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders
At the Annual Meeting, the Company’s stockholders voted on the following five proposals, and cast their votes as described below.
Proposal 1 - Election of Directors
The stockholders elected eleven (11) directors for a one year term, as follows:

Nominee	For	Withheld	Broker Non-Votes
John L. Adams	110,606,925	2,101,270	23,535,425
Rhys J. Best	108,686,892	4,021,303	23,535,425
David W. Biegler	110,123,046	2,585,149	23,535,425
Antonio Carrillo	107,401,839	5,306,356	23,535,425
Leldon E. Echols	108,617,443	4,090,752	23,535,425
Ronald J. Gafford	109,925,339	2,782,856	23,535,425
Adrian Lajous	110,828,183	1,880,012	23,535,425
Charles W. Matthews	110,165,480	2,542,715	23,535,425
Douglas L. Rock	110,668,853	2,039,342	23,535,425
Dunia A. Shive	110,798,840	1,909,355	23,535,425
Timothy R. Wallace	109,817,261	2,890,934	23,535,425

Proposal 2 - Approval of the Amended Plan
The stockholders approved the Amended Plan by the following vote:

For	Against	Abstentions	Broker Non-Votes
108,590,161	3,795,358	322,676	23,535,425

Proposal 3 - Advisory Vote to Approve the Frequency of Future Votes to Approve Named Executive Officer Compensation
The stockholders recommended, on an advisory basis, future votes to approve named executive officer compensation on an annual basis by the following vote:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
93,498,870	629,779	18,032,648	50,039	24,032,284
Since consistent with the recommendations of the Company’s Board of Directors, stockholders cast the highest number of votes for an annual frequency for future advisory votes on executive compensation, the Board of Directors determined at its May 1, 2017 meeting that, until the next vote of the frequency of stockholder votes on executive compensation, the Company will hold future advisory votes on executive compensation every year.
Proposal 4 - Advisory Vote to Approve Named Executive Officer Compensation
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement dated March 31, 2017, including the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion related thereto, by the following vote:

For	Against	Abstentions	Broker Non-Votes
95,091,576	16,328,260	1,288,359	23,535,425

Proposal 5 - Ratification of Appointment of Independent Registered Public Accounting Firm for the Year Ending December 31, 2017
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, by the following vote:

For	Against	Abstentions
134,451,872	1,514,011	277,737

Item 9.01 Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Fourth Amended and Restated Trinity Industries 2004 Stock Option and Incentive Plan.
10.2	Form of Restricted Stock Unit Agreement.
10.3	Form of Performance-Based Restricted Stock Unit Grant Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

May 3, 2017	By:	/s/ James E. Perry
Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description of Exhibit
10.1	Fourth Amended and Restated Trinity Industries 2004 Stock Option and Incentive Plan.
10.2	Form of Restricted Stock Unit Agreement.
10.3	Form of Performance-Based Restricted Stock Unit Grant Agreement.